Exhibit   32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Red Mile Entertainment, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the Company’s Quarterly Report on Form 10Q for the quarter ended June 30, 2008 (the “Form 10Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10Q

Dated: August 14, 2008	/s/ Chester P. Aldridge
Chester P. Aldridge
Chief Executive Officer (Principal Executive Officer and Principal Accounting Officer)